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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                -------------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                    -----------------------------------------

Date of Report (Date of earliest event reported):

January 15, 2003

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                               Digex, Incorporated
             (Exact name of registrant as specified in its charter)


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               Delaware                                 59-3582217
               --------                          -------------------------
  (State or other jurisdiction of                    (I.R.S. Employer
   incorporation or organization)                 Identification Number)

                                    000-26873
                                     -------
                            (Commission File Number)

                               14400 Sweitzer Lane
                                Laurel, MD 20707
                    (Address of principal executive offices)

                                 (240) 264-2000
                               (Telephone Number)

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ITEM 5. OTHER EVENTS.

On January 15, 2003, Digex's issued the attached press release announcing Preliminary Fourth Quarter Cash Metrics.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

         The following exhibit is filed herewith:

         Exhibit 99.1 Press Release dated January 15, 2003: "Digex Announces Preliminary Fourth Quarter Cash Metrics"




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   January 16, 2003


                                          DIGEX, INCORPORATED
                                            (Registrant)


                                          /s/ T. SCOTT ZIMMERMAN
                                          ---------------------------
                                            T. Scott Zimmerman
                                          Chief Financial Officer